EXHIBIT 10.3

                           THE SPORTS AUTHORITY, INC.
                                 AMENDMENT NO. 1
                                       TO
                               DIRECTOR STOCK PLAN
                            (AS OF NOVEMBER 9, 1999)

         The Sports Authority, Inc. Director Stock Plan is hereby amended by replacing "150,000" in Section 3 with "154,810," effective November 9, 1999.